SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: NOVEMBER 18, 2003


                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)



        DELAWARE                                    87-0418827
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    (Address of principal executive offices)

                                 (858) 513-4600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




ITEM 7(c). EXHIBITS

     99.1 Press release dated November 18, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 18, 2003, Mitek Systems, Inc. issued a press release announcing financial results for the fourth quarter and fiscal year ended September 30, 2003. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MITEK SYSTEMS, INC.

Date:  November 18, 2003                 By: /s/ John M. Thornton
                                         ------------------------
                                         John M. Thornton
                                         Chairman of the Board of Directors and
                                         Chief Financial Officer

                                INDEX TO EXHIBITS




EXHIBIT
NUMBER            DESCRIPTION
-------           -------------------------------------


99.1              PRESS RELEASE DATED NOVEMBER 18, 2003.